Exhibit 99.1

COMPUCREDIT REPORTS SECOND QUARTER EARNINGS

ATLANTA, GA, August 1, 2007 – CompuCredit (NASDAQ: CCRT) reported second quarter 2007 managed earnings of $12.3 million, or $0.25 of managed earnings per fully diluted share, as compared to managed earnings of $48.8 million, or $0.97 of managed earnings per fully diluted share for the second quarter of 2006.

Under GAAP, CompuCredit reported a second quarter 2007 net loss of $11.0 million, or $0.23 of net loss per common share, as compared to second quarter 2006 net income of $28.3 million, or $0.56 of net income per common share on a fully diluted basis.

“CompuCredit experienced robust account growth during the quarter and we netted over one million new customer accounts through our organic growth and our Barclays portfolio acquisition,” said David G. Hanna, CompuCredit’s Chairman and Chief Executive Officer. “These net new accounts reflect our increasing ability to access consumers through a variety of channels and the ongoing demand for our products and services.”

CompuCredit’s net interest margin was 18.9 percent in the second quarter of 2007, as compared to 23.7 percent for the second quarter of 2006 and 17.9 percent in the first quarter of 2007. The adjusted charge-off rate was 9.2 percent in the second quarter of 2007, as compared to 8.3 percent for the second quarter of 2006 and 12.5 percent in the previous quarter. As of June 30, 2007, the 60-plus day delinquency rate was 13.2 percent, as compared to 11.5 percent as of June 30, 2006 and 12.8 percent as of March 31, 2007.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It is also important to analysts, investors and others that CompuCredit provides selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances for the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that a majority of CompuCredit’s loans and fees receivable (i.e., all but $1.4 billion of GAAP loans and fees receivable at gross face value) had been sold in securitization transactions as of June 30, 2007; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge offs as reported to us through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that CompuCredit manages for its equity-method investees; and (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results.

* * * * *

Further details regarding CompuCredit’s second quarter 2007 financial performance will be discussed during management’s conference call on Wednesday, August 1, 2007 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.compucredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contact:	Investor Relations Jay Putnam 770.206.6364 Jay.Putnam@CompuCredit.com Media Relations Tom Donahue 770.828.1577 Thomas.Donahue@compucredit.com

CompuCredit Corporation and Subsidiaries

Financial, Operating and Statistical Measures

(Unaudited)

(In thousands, except for per share data and percentages)

	As Of And For The Three Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006
Common Share Statistics
Net (Loss) Income Per Common Share—Basic	($0.23)	($0.05)	$0.58
Net (Loss) Income Per Common Share—Diluted	($0.23)	($0.05)	$0.56
Book Value Per Common Share Outstanding (Period End)	$17.20	$17.30	$16.82
Stock Price Per Share (Period End)	$35.02	$31.22	$38.44
Total Market Capitalization (Period End)	$1,722,564	$1,532,434	$1,896,993
Shares Outstanding (Period End)(1)	49,188	49,085	49,349
Weighted Average Shares Outstanding—Basic	48,485	50,262	48,651
Weighted Average Shares Outstanding—Diluted	48,485	50,262	50,311

Average Managed Receivables Statistics
Average Managed Receivables	$3,806,816	$2,896,801	$2,603,301
Average Shareholders’ Equity	$847,573	$866,459	$814,634
GAAP Return on Average Managed Receivables	-1.2%	-0.3%	4.3%
GAAP Return on Average Equity (ROE)	-5.2%	-1.2%	13.9%
Net Interest Margin	18.9%	17.9%	23.7%
Other Income Ratio	12.3%	15.8%	16.9%
Net Charge-Off Rate	16.4%	12.7%	9.3%
Adjusted Charge-Off Rate	9.2%	12.5%	8.3%
Adjusted Charge Offs	$87,200	$90,291	$54,249
Risk Adjusted Margin	21.8%	20.8%	31.7%
Operating Ratio	14.4%	17.7%	15.9%

Period-End Managed Receivables Statistics
Total Managed Receivables	$3,897,701	$2,894,136	$2,669,120
Delinquency Rate (60+ days)	13.2%	12.8%	11.5%
Number of Accounts	4,999	3,945	3,659
Shareholders’ Equity	$846,169	$848,977	$829,881
Equity to Managed Receivables Ratio	21.7%	29.3%	31.1%

(1)	Shares outstanding balances exclude 5,677,950 shares that are outstanding at June, 30, 2007, March 31, 2007and June 30, 2006 but that are returnable to CompuCredit under the terms of a share lending arrangement.

CompuCredit Corporation and Subsidiaries

Consolidated Balance Sheets

(Dollars in thousands)

	June 30, 2007	December 31, 2006
	(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $25,484 at June 30, 2007 and $15,104 at December 31, 2006)	$133,009	$110,412
Securitized earning assets	597,793	801,715
Non-securitized earning assets, net:
Loans and fees receivable, net (of $145,648 and $118,005 in deferred revenue and $291,200 and $225,319 in allowances for uncollectible loans and fees receivable at June 30, 2007 and December 31, 2006, respectively)	923,232	653,716
Investments in previously charged-off receivables	13,357	12,871
Investments in securities	114,675	141,657
U.S. government securities resale agreements	—	50,577
Deferred costs, net	22,770	25,762
Software, furniture, fixtures and equipment, net	81,215	63,986
Investments in equity-method investees	70,598	83,038
Intangibles, net	12,239	12,382
Goodwill	151,995	120,115
Prepaid expenses and other assets	54,361	37,666

Total assets	$2,175,244	$2,113,897

Liabilities
Accounts payable and accrued expenses	$139,151	$112,453
Notes payable and other borrowings	475,883	358,694
Convertible senior notes	550,000	550,000
Deferred revenue, primarily from forward flow agreement	46,145	55,260
Current and deferred income tax liabilities	80,867	112,983

Total liabilities	1,292,046	1,189,390

Minority interests	37,029	40,567

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 61,923,981 shares issued and 54,865,983 shares outstanding at June 30, 2007 (including 5,677,950 loaned shares to be returned); and 59,464,216 shares issued and 55,093,686 shares outstanding at December 31, 2006 (including 5,677,950 loaned shares to be returned)	—	—
Additional paid-in capital	407,992	321,010
Treasury stock, at cost, 7,057,998 and 4,370,530 shares at June 30, 2007 and December 31, 2006, respectively	(208,207)	(124,084)
Warrants	—	25,610
Cumulative other comprehensive income	1,984	12
Retained earnings	644,400	661,392

Total shareholders’ equity	846,169	883,940

Total liabilities and shareholders’ equity	$2,175,244	$2,113,897

CompuCredit Corporation and Subsidiaries

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Six Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	June 30, 2007	June 30, 2006
Interest income:
Consumer loans, including past due fees	$94,741	$80,634	$65,804	$175,375	$118,779
Other	6,853	5,510	4,380	12,363	8,955

Total interest income	101,594	86,144	70,184	187,738	127,734
Interest expense	(17,079)	(15,784)	(12,921)	(32,863)	(24,371)

Net interest income before fees and related income on non- securitized earning assets and provision for loan losses	84,515	70,360	57,263	154,875	103,363
Fees and related income on non-securitized earning assets	166,881	171,151	144,369	338,032	264,139
Provision for loan losses	(203,219)	(134,440)	(127,933)	(337,659)	(205,762)

Net interest income, fees and related income on non-securitized earning assets	48,177	107,071	73,699	155,248	161,740

Other operating income:
Fees and related income on securitized earning assets	71,988	19,702	45,140	91,690	95,609
Servicing income	27,191	18,895	23,571	46,086	51,381
Ancillary and interchange revenues	18,563	11,761	11,044	30,324	19,238
Equity in income of equity-method investees	9,580	9,719	25,882	19,299	51,547

Total other operating income	127,322	60,077	105,637	187,399	217,775
Other operating expense:
Salaries and benefits	17,841	18,609	13,618	36,450	27,419
Card and loan servicing	78,959	69,472	60,127	148,431	120,977
Marketing and solicitation	50,907	36,641	25,770	87,548	53,152
Depreciation	10,624	10,119	7,240	20,743	14,874
Goodwill impairment	—	—	—	—	10,546
Other	33,587	35,526	26,296	69,113	54,955

Total other operating expense	191,918	170,367	133,051	362,285	281,923

(Loss) income before minority interests and income taxes	(16,419)	(3,219)	46,285	(19,638)	97,592
Minority interests	(794)	(712)	(2,061)	(1,506)	(5,466)

(Loss) income before income taxes	(17,213)	(3,931)	44,224	(21,144)	92,126
Income tax benefit (expense)	6,197	1,415	(15,922)	7,612	(33,166)

Net (loss) income	$(11,016)	$(2,516)	$28,302	$(13,532)	$58,960

Net (loss) income per common share—basic	$(0.23)	$(0.05)	$0.58	$(0.27)	$1.21

Net (loss) income per common share—diluted	$(0.23)	$(0.05)	$0.56	$(0.27)	$1.17

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended June 30, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$(2,150)	$15,630	$22,573	$9,189	$2,935	$48,177

Total other operating income	$126,268	$467	$—	$587	$—	$127,322

(Loss) income before income taxes	$(23,563)	$10,909	$2,669	$(3,063)	$(4,165)	$(17,213)

Loans and fees receivable, gross	$956,830	$16,137	$87,475	$286,721	$12,917	$1,360,080

Loans and fees receivable, net	$552,765	$12,760	$79,333	$268,250	$10,124	$923,232

Total assets	$1,498,255	$40,131	$201,467	$352,982	$82,409	$2,175,244

Three Months Ended June 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$35,486	$10,868	$19,060	$10,031	$(1,746)	$73,699

Total other operating income	$103,502	$108	$1,780	$247	$—	$105,637

Income (loss) before income taxes	$42,820	$6,630	$(725)	$3,187	$(7,688)	$44,224

Loans and fees receivable, gross	$525,426	$6,790	$69,494	$147,041	$10,201	$758,952

Loans and fees receivable, net	$296,296	$5,266	$59,553	$120,233	$8,104	$489,452

Total assets	$1,495,713	$35,197	$197,176	$160,394	$25,738	$1,914,218

Six Months Ended June 30, 2007	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$52,561	$33,360	$43,937	$22,493	$2,897	$155,248

Total other operating income	$185,484	$783	$—	$1,132	$—	$187,399

(Loss) income before income taxes	$(31,703)	$22,348	$3,680	$(3,656)	$(11,813)	$(21,144)

Loans and fees receivable, gross	$956,830	$16,137	$87,475	$286,721	$12,917	$1,360,080

Loans and fees receivable, net	$552,765	$12,760	$79,333	$268,250	$10,124	$923,232

Total assets	$1,498,255	$40,131	$201,467	$352,982	$82,409	$2,175,244

Six Months Ended June 30, 2006	Credit Cards	Investments in Previously Charged Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income (loss) on non-securitized earning assets	$92,625	$20,513	$31,957	$17,883	$(1,238)	$161,740

Total other operating income	$211,655	$169	$5,515	$411	$25	$217,775

Income (loss) before income taxes	$112,185	$12,021	$(17,764)	$4,034	$(18,350)	$92,126

Loans and fees receivable, gross	$525,426	$6,790	$69,494	$147,041	$10,201	$758,952

Loans and fees receivable, net	$296,296	$5,266	$59,553	$120,233	$8,104	$489,452

Total assets	$1,495,713	$35,197	$197,176	$160,394	$25,738	$1,914,218

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For The Three Months Ended			For The Six Months Ended
	June 30, 2007	March 31, 2007	June 30, 2006	June 30, 2007	June 30, 2006
GAAP net (loss) income as reported	$(11,016)	$(2,516)	$28,302	$(13,532)	$58,960
Securitization adjustment, net of tax	(18,448)	(7,942)	3,834	(26,390)	7,549
Provision to charge off adjustment, net of tax	41,747	999	16,673	42,746	37,117

Managed net (loss) income	$12,283	$(9,459)	$48,809	$2,824	$103,626

Managed net (loss) income per common share	$0.25	$(0.19)	$0.97	$0.06	$2.06

	For The Three Months Ended June 30, 2007			For The Three Months Ended June 30, 2006
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$94,741	$84,695	$179,436	$65,804	$88,437	$154,241
Net interest expense	(10,226)	8,011	(2,215)	(8,541)	4,846	(3,695)
Provision / charge offs	(203,219)	116,019	(87,200)	(127,933)	73,684	(54,249)
Other operating income	294,203	(176,845)	117,358	250,006	(140,124)	109,882
Marketing expense	(50,907)	—	(50,907)	(25,770)	—	(25,770)
Ancillary product expense	(593)	—	(593)	(643)	—	(643)
Operating expenses	(140,418)	3,732	(136,686)	(106,638)	3,138	(103,500)
Minority interests	(794)	794	—	(2,061)	2,061	—

Pre-tax net income	(17,213)	36,406	19,193	44,224	32,042	76,266
Income tax benefit (expense)	6,197	(13,107)	(6,910)	(15,922)	(11,535)	(27,457)

Net (loss) income	$(11,016)	$23,299	$12,283	$28,302	$20,507	$48,809

Weighted average shares outstanding	48,485	49,069	49,069	50,311	50,311	50,311

Net (loss) income per common share	$(0.23)	$0.48	$0.25	$0.56	$0.41	$0.97

Gross loans and fees receivable	$1,360,080	$2,537,621	$3,897,701	$758,952	$1,910,168	$2,669,120

	For The Six Months Ended June 30, 2007			For The Six Months Ended June 30, 2006
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$175,375	$133,883	$309,258	$118,779	$191,821	$310,600
Net interest expense	(20,500)	14,850	(5,650)	(15,416)	8,726	(6,690)
Provision / charge offs	(337,659)	160,168	(177,491)	(205,762)	106,734	(99,028)
Other operating income	525,431	(293,643)	231,788	481,914	(251,741)	230,173
Marketing expense	(87,548)	—	(87,548)	(53,152)	—	(53,152)
Ancillary product expense	(1,078)	—	(1,078)	(1,736)	—	(1,736)
Operating expenses	(273,659)	8,793	(264,866)	(227,035)	8,784	(218,251)
Minority interests	(1,506)	1,506	—	(5,466)	5,466	—

Pre-tax net income	(21,144)	25,557	4,413	92,126	69,790	161,916
Income tax benefit (expense)	7,612	(9,201)	(1,589)	(33,166)	(25,124)	(58,290)

Net (loss) income	$(13,532)	$16,356	$2,824	$58,960	$44,666	$103,626

Weighted average shares outstanding	49,369	49,988	49,988	50,334	50,334	50,334

Net (loss) income per common share	$(0.27)	$0.33	$0.06	$1.17	$0.89	$2.06

Gross loans and fees receivable	$1,360,080	$2,537,621	$3,897,701	$758,952	$1,910,168	$2,669,120

	For The Three Months Ended March 31, 2007
	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$80,634	$49,188	$129,822
Net interest expense	(10,274)	6,839	(3,435)
Provision / charge offs	(134,440)	44,149	(90,291)
Other operating income	231,228	(116,798)	114,430
Marketing expense	(36,641)	—	(36,641)
Ancillary product expense	(485)	—	(485)
Operating expenses	(133,241)	5,061	(128,180)
Minority interests	(712)	712	—

Pre-tax net income	(3,931)	(10,849)	(14,780)
Income tax expense	1,415	3,906	5,321

Net income	$(2,516)	$(6,943)	$(9,459)

Weighted average shares outstanding	50,262	50,262	50,262

Net income per common share	$(0.05)	$(0.14)	$(0.19)

Gross loans and fees receivable	$1,161,995	$1,732,141	$2,894,136